UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership

As previously disclosed, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody Energy” or the “Company”), and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the “Debtors” and, solely following the Effective Date (as defined below), the “Reorganized Company” or “Reorganized Debtors,” as applicable), filed voluntary petitions under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases (collectively, the “Chapter 11 Cases”) are being jointly administered under the caption In re Peabody Energy Corporation, et al., Case No. 16-42529.

Confirmation of the Plan

On March 17, 2017, the Bankruptcy Court entered an order, Docket No. 2763 (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Debtors’ Second Amended Join Plan of Reorganization of Debtors and Debtors in Possession as revised March 15, 2017 (the “Plan”). The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the supplements to the Plan filed with the Bankruptcy Court on March 6, 2017 and March 15, 2017 (collectively, the “Plan Supplement”). A copy of the Plan is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

The Plan will become effective when certain conditions are satisfied or waived, including, (a) the documents governing the Reorganized Debtors’ new $950 million senior secured term loan (the “Exit Facility”) must have been duly executed and delivered by the Reorganized Debtors parties thereto, and all conditions precedent to the consummation of the Exit Facility must have been waived or satisfied in accordance with the terms thereof, and the closing of the Exit Facility must have occurred; (b) the conditions precedent to the consummation of the Rights Offering and the Private Placement (each as defined below) must have been satisfied or waived by the parties thereto, and the Reorganized Debtors must have received (or will receive simultaneously with the consummation of the Plan) the amounts required to be funded thereunder in the aggregate gross amount of not less than $1.5 billion; (c) all documents and agreements necessary to implement the Plan must have been executed; and (d) the Debtors must have received all authorizations, consents, legal and regulatory approvals, rulings, letters, no-action letters, opinions or documents that are necessary to implement the Plan and that are required by law, regulation or order. The date on which all conditions to the effectiveness of the Plan have been satisfied or waived will be the “Effective Date” of the Plan. It is possible that amendments could be made to the Plan prior to the Effective Date.

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement). Copies of the Plan and the Confirmation Order are available free of charge at www.kccllc.net/Peabody. The information set forth on the foregoing website shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Treatment of Claims

The following is a high-level summary of the treatment of classified claims and interests under the Plan, which is qualified in its entirety by the terms of the Plan:

First Lien Lender Claims	(1) Paid in full in cash or (2) receipt of a combination of cash and a replacement secured first lien term loan.

Second Lien Notes Claims	A combination of (1) $450 million of cash, first lien debt or new second lien notes and (2)(a) new common stock, par value $0.01 per share, of the Reorganized Company (“Reorganized Peabody Common Stock”) and (b) subscription rights in the Rights Offering.

Other Secured Claims	At the election of the Debtors, (1) reinstatement, (2) payment in full in cash, (3) receipt of the applicable collateral or (4) such other treatment consistent with section 1129(b) of the Bankruptcy Code.

Other Priority Claims	Paid in full in cash.

General Unsecured Claims

Against Peabody Energy: A pro rata share of $5 million in cash plus an amount of additional cash (up to $2 million) not otherwise paid to holders of Convenience Claims in accordance with the first paragraph under “Convenience Claims” below.

Against the Encumbered Guarantor Debtors: (1) Reorganized Peabody Common Stock and subscription rights in the Rights Offering or (2) at the election of the claim holder, cash from a pool of $75 million in cash to be paid by the Debtors and the Reorganized Debtors into a segregated account in accordance with the terms set forth in the Plan. “Encumbered Guarantor Debtors” means all Debtors entities (other than Peabody Energy and Gib 1 and the Gold Field Debtors (each as defined below)) that serve as guarantors under the Company’s first lien credit agreement, second lien notes and unsecured senior notes and are subject to liens under the first lien credit agreement and the second lien notes.

Against the Gold Fields Debtors: Units in the Gold Fields Liquidating Trust. “Gold Fields Debtors” means five legacy Debtor entities that have no current operations and that had been conducting environmental clean-up and performing remediation obligations related to non-coal mining activities.

Against Peabody Holdings (Gibraltar) Limited (“Gib 1”): No recoveries.

Against the Unencumbered Debtors: Cash in the amount of such holder’s allowed claim, less any amounts attributable to late fees, postpetition interest or penalties. “Unencumbered Debtors” means the Debtor entities that do not guaranty, and are not subject to the liens arising under, the Company’s first lien credit agreement or the second lien notes indenture, nor are they guarantors of the unsecured senior notes.

Convenience Claims

Against Peabody Energy: Up to 72.5% of such claim in cash, provided that total payments to Convenience Claims may not exceed $2 million.

Against the Encumbered Guarantor Debtors: Up to 72.5% of such claim in cash, provided that total payments to Convenience Claims may not exceed $18 million.

MEPP Claim

$75 million in cash paid over five years as follows: (A) $5 million paid on the Effective Date; (B) $10 million paid 90 days after the Effective Date; (C) $15 million paid one year after the previous payment; (D) $15 million paid one year after the previous payment; (E) $15 million paid one year after the previous payment; and (F) $15 million paid one year after the previous payment.

“MEPP Claim” means any claim arising, or related to the period, prior to the Effective Date in connection with the United Mine Workers of America 1974 Pension Plan.

Unsecured Subordinated Debenture Claims	(1) Payment of the reasonable and documented fees and expenses of the trustee under the 2066 subordinated indenture up to $350,000; and (2) solely in the event this class votes in favor of the Plan and in connection with the settlement of certain potential intercreditor disputes as part of the global settlement embodied therein, and only if the trustee under the 2066 subordinated indenture does not object to, and affirmatively supports, the Plan, holders of allowed Unsecured Subordinated Debenture Claims will receive from specified noteholder co-proponents their pro rata share of penny warrants exercisable for 1.0% of the fully diluted Reorganized Peabody Common Stock from the pool of penny warrants issued to the noteholder co-proponents under the Rights Offering and/or the terms of the Backstop Commitment Agreement (as defined below).

Intercompany Claims	In accordance with the global settlement and compromise embodied in the Plan, all prepetition and postpetition intercompany claims will be ignored for purposes of calculating distributions to holders of claims pursuant to the Plan. At the Debtors’ option, and subject to the restructuring transactions contemplated by the Plan, on the Effective Date, intercompany claims may be reinstated, settled, offset, cancelled, extinguished or eliminated, including by way of capital contribution. Notwithstanding the foregoing, (A) the intercompany loans (1) owed by Gib 1 to Peabody IC Holdings, LLC (“PIC Holdings”), (2) owed by PIC Holdings to Peabody IC Funding Corp. and (3) owed by Peabody Energy Australia Pty Ltd. to Peabody Investment Corp. (“PIC”) will be treated as debt for purposes of calculating distributions to holders of claims pursuant to the Plan and (B) the principal balance of the Loan Agreement, dated as of April 11, 2012, among PIC, as lender, and Peabody Energy Australia Pty Ltd, as borrower, will be reinstated on the Effective Date.

Section 510(b) Claims

No recovery.

“Section 510(b) Claim” means any claim against a Debtor arising from rescission of a purchase or sale of a security of any debtor or an affiliate of any Debtor, for damages arising from the purchase or sale of such a security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a claim.

Peabody Energy Equity Interests	No recovery. The Company’s current equity securities will be cancelled and extinguished upon the Effective Date, and holders thereof will not be entitled to receive and will not receive or retain, any property or interest in property on account of those equity interests.

Subsidiary Debtor Equity Interests	Reinstated, subject to the restructuring transactions contemplated by the Plan.

The Exit Facility

Pursuant to the Plan and as a condition to its effectiveness, the Company expects to enter into the Exit Facility as contemplated by the exit facility commitment letter, dated as of January 11, 2017, from Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Credit Suisse AG, Credit Suisse Securities (USA) LLC, Macquarie Capital Funding LLC and Macquarie Capital (USA) Inc. (the “Exit Facility Commitment Letter”). The Exit Facility Commitment Letter was filed with the Bankruptcy Court on January 11, 2017 and previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 12, 2017. The Exit Facility would be entered into on the Effective Date. The Exit Facility provides for a $950 million senior secured term loan, matures in 2022 and bears interest at a fluctuating rate of LIBOR plus 4.50% per annum with a 1.00% LIBOR floor.

Securitization Facility

On the Effective Date, the Company expects to extend and amend the Fifth Amended and Restated Receivables Purchase Agreement, dated as of March 25, 2016 (as amended prior to the date hereof), among P&L Receivables Company, LLC, as the seller, the Company, as the servicer, the sub-servicers party thereto, the various purchasers and purchaser agents party thereto and PNC Bank, National Association, as administrator, in order to, among other things, (i) increase the purchase limit to an amount not to exceed $250.0 million, (ii) extend the facility termination date, and (iii) add certain Australian subsidiaries of the Company as originators.

The Rights Offering, the Backstop Commitment Agreement and the Private Placement

The Plan contemplates two separate capital raises through the sale of equity interests in the Reorganized Company. First, the Plan provides for a $750 million rights offering (the “Rights Offering”) pursuant to which all holders of allowed Second Lien Notes Claims and specified allowed General Unsecured Claims (including unsecured notes claims) as of January 27, 2017 received subscription rights to purchase units consisting of (a) shares of Reorganized Peabody Common Stock and (b) penny warrants exercisable for 2.5% of the fully diluted Reorganized Peabody Common Stock on the Effective Date (after giving effect to the reservation and deemed issuance of shares of common stock for issuance upon the conversion of the Series A Convertible Preferred Stock (as defined below), but subject to dilution by the shares of common stock to be issued pursuant to the LTIP (as defined below) and any post-Effective Date issuance of capital stock). The purchase price for the units in the Rights Offering will be 55% of the Plan Equity Value (as defined in the Plan) of the shares of Reorganized Peabody Common Stock that are to be issued in connection with the exercise of the subscription rights in the Rights Offering. Pursuant to the backstop commitment agreement, dated as of December 22, 2016 (as amended, the “Backstop Commitment Agreement”), among the Company and the other parties thereto (collectively, the “Backstop Parties”) previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2016, the Backstop Parties have agreed to backstop 100% of the Rights Offering on the terms set forth in the Backstop Commitment Agreement.

Second, the Plan contemplates raising an additional $750 million through the sale of shares of a series of new mandatory convertible preferred stock of the Reorganized Company (the “Series A Convertible Preferred Stock”) in a private offering (the “Private Placement”). Pursuant to the private placement agreement, dated as of December 22, 2016 (as amended, the “Private Placement Agreement”), among the Company and the other parties thereto (collectively, the “Private Placement Parties”) previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2016, the Private Placement Parties have agreed to purchase the

Series A Convertible Preferred Stock at a purchase price equal to the Plan Equity Value per share of Reorganized Peabody Common Stock. Each share of Series A Convertible Preferred Stock will be convertible into shares of Reorganized Peabody Common Stock at a conversion ratio reflecting a 35% discount to the Plan Equity Value per share of Reorganized Peabody Common Stock, which ratio will be subject to adjustment as set forth in the certificate of designation for the Series A Convertible Preferred Stock included as part of Exhibit IV.H.1.a to the Plan. The aggregate purchase price for the shares of Series A Convertible Preferred Stock to be issued and sold in the Private Placement is $750 million. The Series A Convertible Preferred Stock will have a dividend rate of 8.5% per annum, payable semi-annually in kind as a dividend of additional shares of Series A Convertible Preferred Stock and will have a liquidation preference, optional and mandatory conversion provisions, anti-dilution protection, voting rights and certain other terms and conditions as set forth in the certificate of designation for the Series A Convertible Preferred Stock.

Long Term Incentive Plan

Pursuant to the Plan, the Reorganized Company will adopt a long-term incentive plan (“LTIP”). The LTIP will provide for a pool of 10% of the fully diluted equity of the Reorganized Company (after giving effect to the exercise of the penny warrants and the conversion of the Series A Convertible Preferred Stock). Of this amount, 25.8% will be granted to employees and executives in connection with the Effective Date in the form of restricted stock or units. The material terms of the LTIP are set forth in Exhibit I.A.146 to the Plan.

Equity Securities to be Authorized, Issued and Reserved for Issuance After Emergence

As of March 1, 2017, the Company had 18,491,188 shares of common stock, par value $0.01 per share, issued and outstanding. On the Effective Date, all outstanding shares of the Company’s common stock will be cancelled and extinguished, and any rights of any holder in respect thereof will be deemed cancelled, discharged and of no force or effect. The New Certificate of Incorporation will authorize the issuance of 450,000,000 shares of Reorganized Peabody Common Stock and 100,000,000 shares of preferred stock, par value $0.01 per share, of the Reorganized Company, of which 50,000,000 shares will be designated as Series A Convertible Preferred Stock.

On the Effective Date, the Reorganized Company will issue or reserve for issuance shares of Reorganized Peabody Common Stock for distribution in accordance with the Plan. Pursuant to the Plan, on the Effective Date 71,836,154 shares of Reorganized Peabody Common Stock and 30,000,000 shares of Series A Convertible Preferred Stock will be issued. The Reorganized Company will also reserve for issuance a sufficient number of shares to be issued pursuant to the exercise of the penny warrants, the payment of dividends on the Series A Convertible Preferred Stock, the conversion of the Series A Convertible Preferred Stock and awards granted under the LTIP.

Treatment of Executory Contracts or Unexpired Leases

On the Effective Date, pursuant to sections 365 and 1123 of the Bankruptcy Code, each executory contract and unexpired lease to which any Debtor is a party shall be deemed automatically rejected by the Debtors, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to an order of the Bankruptcy Court entered before the Effective Date, (ii) is the subject of a motion to assume or reject pending on the Effective Date, (iii) is assumed, rejected or otherwise treated pursuant to Article III of the Plan, or (iv) is listed on Exhibit III.A.1 of the Plan.

Assets and Liabilities

As of January 31, 2017, the total assets and liabilities of Peabody Energy were approximately

$11,763,200,000 and $11,360,200,000, respectively. This financial information has not been audited or reviewed by Peabody Energy’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 7.01	Regulation FD Disclosure

On March 16, 2017, the Company issued a press release announcing the ruling by the Bankruptcy Court of the intention to confirm the Plan after finalization of language regarding a Settlement with the U.S. Department of Justice, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “ filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Peabody Energy’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, and the progress of its Chapter 11 Cases, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as risks and uncertainties relating to the Chapter 11 Cases. Factors that could affect Peabody Energy’s results or an investment in its securities include, but are not limited to:

Factors related to our Chapter 11 Cases

•	Peabody Energy’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court in connection with the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession;

•	Peabody Energy’s ability to consummate the Plan;

•	the effects of the Chapter 11 Cases on Peabody Energy’s operations, including customer, supplier, banking, insurance and other relationships and agreements;

•	bankruptcy court rulings in the Chapter 11 Cases as well as the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general;

•	the length of time that Peabody Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings;

•	risks associated with third-party motions in the Chapter 11 Cases, which may interfere with Peabody Energy’s ability to consummate the Plan and restructuring generally;

•	increased advisory costs to execute the Plan;

•	the volatility of the trading price of Peabody Energy’s common stock and the absence of correlation between any increases in the trading price and Peabody Energy’s expectation that the common stock will be canceled and extinguished on the Effective Date;

•	Peabody Energy’s ability to continue as a going concern including its ability to consummate the Plan;

•	the risk that the Plan does not become effective, in which case there can be no assurance that the Chapter 11 Cases will continue rather than be converted to chapter 7 liquidation cases or that any alternative plan of reorganization would be on terms as favorable to holders of claims and interests as the terms of the Plan;

•	Peabody Energy’s ability to use cash collateral and the possibility that Peabody Energy may be required to post additional cash collateral to secure its obligations;

•	the effect of the Chapter 11 Cases on Peabody Energy’s relationships with third parties, regulatory authorities and employees;

•	the potential adverse effects of the Chapter 11 Cases on Peabody Energy’s liquidity, results of operations, or business prospects;

•	Peabody Energy’s ability to execute its business and restructuring plan;

•	increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the cost, availability and access to capital and financial markets, including the ability to secure new financing after emerging from the Chapter 11 Cases;

•	the risk that the Chapter 11 Cases will disrupt or impede Peabody Energy’s international operations, including its business operations in Australia;

Other factors

•	competition in the energy market and supply and demand for Peabody Energy’s products, including the impact of alternative energy sources, such as natural gas and renewables;

•	global steel demand and the downstream impact on metallurgical coal prices, and lower demand for coal products by electric power generators;

•	Peabody Energy’s ability to successfully consummate planned divestitures, including the planned sale of all of its equity interests in Metropolitan Collieries Pty Ltd, the entity that owns the Metropolitan coal mine in New South Wales, Australia;

•	Peabody Energy’s ability to appropriately secure its requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to its operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market;

•	customer procurement practices and contract duration;

•	the impact of weather and natural disasters on demand, production and transportation;

•	reductions and/or deferrals of purchases by major customers and Peabody Energy’s ability to renew sales contracts;

•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties;

•	geologic, equipment, permitting, site access, operational risks and new technologies related to mining;

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	impact of take-or-pay arrangements for rail and port commitments for the delivery of coal;

•	successful implementation of business strategies, including, without limitation, the actions Peabody Energy is implementing to improve its organization;

•	negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel;

•	Peabody Energy’s ability to comply with financial and other restrictive covenants in various agreements, including the credit facility proposed in connection with the Plan;

•	changes in postretirement benefit and pension obligations and their related funding requirements;

•	replacement and development of coal reserves;

•	effects of changes in interest rates and currency exchange rates (primarily the Australian dollar);

•	effects of acquisitions or divestitures;

•	economic strength and political stability of countries in which Peabody Energy has operations or serves customers;

•	legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations;

•	Peabody Energy’s ability to obtain and renew permits necessary for its operations;

•	litigation or other dispute resolution, including, but not limited to, claims not yet asserted;

•	terrorist attacks or security threats, including, but not limited to, cybersecurity breaches;

•	impacts of pandemic illnesses; and

•	other risks and factors, including those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.

Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

The Plan provides that Peabody Energy equity securities will be canceled and extinguished on the Effective Date of the Plan by the Bankruptcy Court, and that the holders thereof would not be entitled to receive, and would not receive or retain, any property or interest in property on account of such equity interests. The Plan also sets forth the proposed recoveries for Peabody Energy’s other securities. Trading prices for Peabody Energy’s equity or other securities may bear little or no relationship during the pendency of the Chapter 11 Cases to the actual recovery, if any, by the holders thereof at the conclusion of the Chapter 11 Cases. In the event of cancellation of Peabody Energy equity securities, as contemplated by the Plan, amounts invested by the holders of such securities would not be recoverable and such securities would have no value. Accordingly, Peabody Energy urges caution with respect to existing and future investments in its equity or other securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Order Confirming Debtors’ Second Amended Join Plan of Reorganization of Debtors and Debtors in Possession as revised March 15, 2017

2.2	Debtors’ Second Amended Join Plan of Reorganization of Debtors and Debtors in Possession as revised March 15, 2017

99.1	Press Release

The Bankruptcy Court filed the following exhibits to the Confirmation Order, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Peabody Energy will furnish supplementally a copy of any exhibit to the Confirmation Order to the SEC upon request.

•	Appendix I: the Plan

•	Appendix II: Effective Date Notice

In addition, the Debtors filed with the Bankruptcy Court the following exhibits to the Plan, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Peabody Energy will furnish supplementally a copy of any exhibit to the Plan to the SEC upon request.

•	Exhibit I.A.91 Encumbered Guarantor Debtors

•	Exhibit I.A.118 Gold Fields Debtors

•	Exhibit I.A.120 Gold Fields Liquidating Trust Agreement

•	Exhibit I.A.127 Historic Gold Fields Policies

•	Exhibit I.A.146 Material Terms of LTIP

•	Exhibit I.A.151 Material Terms of New Second Lien Notes

•	Exhibit I.A.174 Material Terms of the Preferred Equity

•	Exhibit I.A.189 Registration Rights Agreement

•	Exhibit I.A.196 Material Terms of Replacement Secured First Lien Term Loan

•	Exhibit I.A.244 Unencumbered Debtors

•	Exhibit III.A.1 Executory Contracts and Unexpired Lease to be Assumed or Assumed and Assigned

•	Exhibit III.B.1 Executory Contracts and Unexpired Leases to be Rejected

•	Exhibit IV.F.1 Restructuring Transactions

•	Exhibit IV.H.1.a Form of Constituent Documents of Reorganized PEC

•	Exhibit IV.H.1.b Form of Constituent Documents of Other Reorganized Debtors

•	Exhibit IV.H.2 Initial Officers and Boards of Directors of Reorganized PEC and Other Reorganized Debtors

•	Exhibit V.E.9 Reorganized Debtors’ Retained Causes of Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 20, 2017	By:	/s/ A. Verona Dorch
		Name:	A. Verona Dorch
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Order Confirming Debtors’ Second Amended Join Plan of Reorganization of Debtors and Debtors in Possession as revised March 15, 2017

2.2	Debtors’ Second Amended Join Plan of Reorganization of Debtors and Debtors in Possession as revised March 15, 2017

99.1	Press Release

The Bankruptcy Court filed the following exhibits to the Confirmation Order, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Peabody Energy will furnish supplementally a copy of any exhibit to the Confirmation Order to the SEC upon request.

•	Appendix I: the Plan

•	Appendix II: Effective Date Notice

In addition, the Debtors filed with the Bankruptcy Court the following exhibits to the Plan, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Peabody Energy will furnish supplementally a copy of any exhibit to the Plan to the SEC upon request.

•	Exhibit I.A.91 Encumbered Guarantor Debtors

•	Exhibit I.A.118 Gold Fields Debtors

•	Exhibit I.A.120 Gold Fields Liquidating Trust Agreement

•	Exhibit I.A.127 Historic Gold Fields Policies

•	Exhibit I.A.146 Material Terms of LTIP

•	Exhibit I.A.151 Material Terms of New Second Lien Notes

•	Exhibit I.A.174 Material Terms of the Preferred Equity

•	Exhibit I.A.189 Registration Rights Agreement

•	Exhibit I.A.196 Material Terms of Replacement Secured First Lien Term Loan

•	Exhibit I.A.244 Unencumbered Debtors

•	Exhibit III.A.1 Executory Contracts and Unexpired Lease to be Assumed or Assumed and Assigned

•	Exhibit III.B.1 Executory Contracts and Unexpired Leases to be Rejected

•	Exhibit IV.F.1 Restructuring Transactions

•	Exhibit IV.H.1.a Form of Constituent Documents of Reorganized PEC

•	Exhibit IV.H.1.b Form of Constituent Documents of Other Reorganized Debtors

•	Exhibit IV.H.2 Initial Officers and Boards of Directors of Reorganized PEC and Other Reorganized Debtors

•	Exhibit V.E.9 Reorganized Debtors’ Retained Causes of Action.